UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K



                                CURRENT REPORT


          Pursuant to Section 13 or 15 (d) of the Securities Exchange
                                  Act of 1934


        Date of Report (Date of earliest event reported) August 1, 2001



                             ASSOCIATED BANC-CORP
            (Exact name of registrant as specified in its charter)

       Wisconsin                     000-05519                   39-1098068
(State of incorporation)      (Commission File Number)        (I.R.S. Employer
                                                            Identification No.)

                 1200 Hansen Road, Green Bay, Wisconsin 54304
              (Address of Principal Executive Offices) (Zip Code)

                                (920) 491-7000
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.       OTHER EVENTS

              Associated Banc-Corp, a Wisconsin corporation (the "Company"), has entered into the Terms Agreement dated August 1, 2001 with Credit Suisse First Boston Corporation, as representative of the underwriters set forth on Schedule A thereto, which Terms Agreement incorporates by reference the Debt Securities Underwriting Agreement dated August 1, 2001, for the public offering of $200,000,000 aggregate principal amount of the Company's 6 3/4% Subordinated Notes due 2011 (the "Notes"). The Notes will be issued pursuant to the Indenture (the "Indenture") dated August 6, 2001 between the Company and The Bank of New York, as Trustee, and the Officers' Certificate dated August 6, 2001, pursuant to Section 3.01 of the Indenture. The Notes have been registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (File No. 333-59482).

Item 7.       FINANCIAL STATEMENT AND EXHIBITS

     (c)  Exhibits.

     1.1 Debt Securities Underwriting Agreement dated August 1, 2001, relating to Registration Statement on Form S-3 (File No. 333-59482).

     1.2 Terms Agreement, dated August 1, 2001, between the Company and Credit Suisse First Boston Corporation, as representative of the underwriters named therein.

     4.1 Indenture dated August 6, 2001, between the Company and The Bank of New York, as Trustee.

     4.2 Officers' Certificate dated August 6, 2001, pursuant to Section 3.01 of the Indenture dated August 6, 2001, between the Company and The Bank of New York, as Trustee.

                                  SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Associated Banc-Corp


Date: August 6, 2001                   By:   /s/ Joseph B. Selner
                                           --------------------------------
                                           Name:  Joseph B. Selner
                                           Title:  Chief Financial Officer


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                                 EXHIBIT INDEX



  Exhibit No.  Description
  ----------   -----------


    1.1 Debt Securities Underwriting Agreement dated August 1, 2001, relating to Registration Statement on Form S-3 (File No. 333-59482).

    1.2 Terms Agreement, dated August 1, 2001, between the Company and Credit Suisse First Boston Corporation, as representative of the underwriters named therein.

    4.1 Indenture dated August 6, 2001, between the Company and The Bank of New York, as Trustee.

    4.2        Officers' Certificate dated August 6, 2001, pursuant to Section
               3.01 of the Indenture dated August 6, 2001, between the Company and The Bank of New York, as Trustee.